GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Strategic Growth Fund

(the “Funds”)

Supplement dated July 17, 2018 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2018

Effective September 30, 2018, the Funds’ disclosures are modified as follows:

All references to Steven M. Barry’s title in the Summary Prospectuses, Prospectuses and SAI are changed to “Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity”.

This Supplement should be retained with the Summary Prospectuses, Prospectuses and SAI for future reference.

VITGRSTRATSTK 07-18